                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



        Date of Report (Date of Earliest Event Reported): August 5, 2002



                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.
                   ------------------------------------------
             (Exact name of registrant as specified in its charter)



          Delaware                       000-22474               87-0418807
----------------------------         -----------------      --------------------
(State or other jurisdiction            (Commission           (I.R.S. Employer
      of incorporation)                 File Number)         Identification No.)



                111 Presidential Boulevard, Bala Cynwyd, PA 19004
                -------------------------------------------------
                (Address of principal executive offices/Zip Code)


       Registrant's telephone number, including area code: (610) 668-2440
                                                           --------------
              Former name, former address, and former fiscal year,
                         if changed since last report:

                   -------------------------------------------

Forward-Looking Statements
--------------------------

         Some of the information in this report on Form 8-K or the documents incorporated by reference in this report on Form 8-K may contain forward-looking statements. You can identify these statements by words or phrases such as "will likely result," "may," "are expected to," "will continue to," "is anticipated," "estimate," "projected," "intends to" or other similar words. These forward-looking statements regarding our business and prospects are based upon numerous assumptions about future conditions, which may ultimately prove to be inaccurate. Actual events and results may materially differ from anticipated results described in those statements. Forward-looking statements involve risks and uncertainties described under "Risk Factors" as well as other portions of the Form 8-K, which could cause our actual results to differ materially from historical earnings and those presently anticipated. When considering forward-looking statements, you should keep those risk factors in mind as well as the other cautionary statements in this report on Form 8-K. You should not place undue reliance on any forward-looking statement.

Item 9.  Regulation FD Disclosure

         American Business Financial Services, Inc. (the "Company") intends to release earnings for the quarter and fiscal year ended June 30, 2002 at the end of August or as soon thereafter as practicable. The Company does not anticipate any unusual announcements related to quarter or fiscal year results.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        AMERICAN BUSINESS FINANCIAL
                                        SERVICES, INC.


Date: August 5, 2002                    By: /s/ Anthony J. Santilli
                                            -----------------------
                                            Anthony J. Santillli
                                            Title: Chairman, President, Chief
                                            Executive Officer, Chief Operating
                                            Officer and Director